UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16857	76-0487309
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At the 2006 Annual Meeting of Stockholders of Horizon Offshore, Inc. (the “Company”) held on August 2, 2006, the Company’s stockholders approved the Horizon Offshore, Inc. 2006 Director Stock Plan (the “Plan”). The Plan provides non-employee directors of the Company the opportunity to receive grants of common stock of the Company, which grants may or may not be subject to restrictions. The total number of shares of common stock which may be issued under the Plan (subject to adjustments in the event of any recapitalization, reclassification, stock dividend, stock split and other similar events) is equal to 150,000 shares.
     The initial grant of common stock under the Plan to each of the four eligible non-employee directors consists of 5,000 shares of restricted stock which will be granted on the date the Company files a registration statement on Form S-8 with the Securities and Exchange Commission (the “Commission”), thereby registering the shares issuable under the Plan. The form of Restricted Stock Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
     A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its 2006 Annual Meeting (the “Proxy Statement”), which was filed with the Commission on July 11, 2006, in the section of the Proxy Statement entitled “Proposal No. 2 Approval of the Horizon Offshore, Inc. 2006 Director Stock Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.
Item 2.02. Results of Operations and Financial Condition.
     On August 3, 2006, Horizon Offshore, Inc. issued a press release announcing its earnings for the second quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Horizon Offshore, Inc. 2006 Director Stock Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 11, 2006).

10.2	Form of Restricted Stock Agreement.

99.1	Press release issued by Horizon Offshore, Inc., dated August 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: August 3, 2006

Exhibit Index

     Exhibits

Description of Exhibit

10.1	Horizon Offshore, Inc. 2006 Director Stock Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 11, 2006).

10.2	Form of Restricted Stock Agreement.

99.1	Press release issued by Horizon Offshore, Inc., dated August 3, 2006.